Exhibit 10.3

                               GUARANTY AGREEMENT


     This GUARANTY AGREEMENT (this "Guaranty"), dated as of December 20, 2007, is made by John Sawyer, an individual (the "Guarantor") in favor of Victory Park Master Fund, Ltd., as Lead Secured Party for the Secured Parties referred to below (in such capacity, together with its successors in such capacity, the "Lead Secured Party").

     WHEREAS, Global Aircraft Solutions Inc., a Nevada corporation ("Parent"), and Hamilton Aerospace Technologies, Inc., a Delaware corporation ("Hamilton"), World Jet Corporation, a Nevada corporation ("World Jet"), and Hamilton Aerospace Mexico S.A. de C.V. a Mexican corporation ("Hamilton Mexico") as subsidiaries of the Parent (each, including the Parent, an "Issuer" and together, including the Parent, the "Issuers"), have entered into that certain Securities Purchase Agreement, dated as of the date hereof (as the same from time to time hereafter may be amended, modified, supplemented or restated, respectively the "Securities Purchase Agreement"), by and among the Lead Secured Party and the Holders of the Debentures as defined below (together the "Secured Parties"), whereby the Secured Parties agreed to purchase those certain Senior Secured Debentures and Junior Secured Debenture due December 19, 2008 (or other date as set forth therein) in the original aggregate principal amount of $10,000,000, as the same may be amended from time to time (the "Debentures");

     WHEREAS, the Issuers and Secured Parties have entered into that certain Pledge and Security Agreement (the "Security Agreement") and those certain Aircraft Security Agreements (the "Aircraft Security Agreements") of even date herewith, whereby the assets of the Issuers are pledged to the Secured Parties;

     WHEREAS, it is a condition precedent to the purchase of the Debentures by the Secured Parties that the Guarantor shall have executed and delivered this Guaranty to the Secured Parties; and

     WHEREAS, the Guarantor expects to realize direct and indirect benefits as the result of the purchase of the Debentures from the Issuers.

     NOW THEREFORE, to induce the Secured Parties to purchase the Debentures pursuant to the Securities Purchase Agreement, the Guarantor has agreed to guarantee the amount of $2,000,000 upon the terms and conditions of this Guaranty. Accordingly, the Guarantor agrees as follows:

     SECTION 1. DEFINITIONS.

     1.01. Definitions. Unless otherwise defined herein, all capitalized terms used in this Guaranty that are defined in the Securities Purchase Agreement, the Security Agreement and the Debentures (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Securities Purchase Agreement, the Security Agreement and the Debentures. In addition, the following terms shall have the following meanings under this Guaranty:

     "Bankruptcy Code" shall mean Title 11 of the United States Code.

     "Guaranteed Obligations" shall mean (a) any and all obligations of the Issuers and any and all other obligations of the Issuers for the performance of their agreements, covenants and undertakings under or in respect of the Transaction Documents (as defined in the Securities Purchase Agreement, and (b) any and all other obligations of the Issuers for the payment of all amounts, liabilities and indebtedness (whether for principal, interest, reimbursement, fees, charges, indemnification or otherwise) now or in the future owed to the Lead Secured Party, the Secured Parties or any such Person individually, and for the performance by the Issuers of their agreements, covenants and undertakings, in each case under or in respect of any and all of the Transaction Documents, it being acknowledged by the Guarantor that such other obligations may arise or be created, incurred or assumed at any time and from time to time and in such manner and such circumstances and with such terms and provisions as the Issuers, the Lead Secured Party and the Secured Parties or any such Person individually may agree without notice or demand of any kind or nature whatsoever to the Guarantor.

     1.02. Interpretation. In this Guaranty, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Guaranty; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments; and references to Persons include their respective successors and permitted assigns and, in the case of governmental authorities, Persons succeeding to their respective functions and capacities.

     SECTION 2. THE GUARANTEE.

     2.01. Guarantee. Subject to the limitation set forth in Section 2.09, the Guarantor hereby agrees that if the Issuers shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Debentures, and in case that the proceeds of any sale by foreclosure of the assets of the Issuers shall not satisfy the Debentures, the Guarantor will immediately pay to the Secured Parties the unpaid obligations of the Issuers, provided, that, the Guarantor shall not be obligated to pay an amount greater than $2,000,000. Such payment shall be made without any demand or notice whatsoever, and upon any extension of time of payment or renewal of all or any part of the Debentures, the same will be timely paid when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. This Guaranty is absolute, irrevocable and unconditional (except as provided herein) in nature and is made with respect to any and all obligations now existing or in the future arising. The Guarantor's liability under this Guaranty shall continue until full satisfaction of the Debentures. This Guaranty constitutes a guaranty of payment and not collection. The Guarantor shall not be obligated to make any payment under this Guaranty unless the proceeds of the Collateral have been insufficient to repay in full the First Lien Indebtedness.

     2.02. Acknowledgments, Waivers and Consents. The Guarantor acknowledges that the obligations undertaken by it under this Guaranty involve the guarantee of obligations of Persons other than the Guarantor and that such obligations of the Guarantor are absolute, irrevocable and unconditional (except as provided herein) under any and all circumstances. In full recognition and in furtherance of the foregoing, the Guarantor agrees that:

     (a) Without affecting the enforceability or effectiveness of this Guaranty in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Guarantor, or the rights, remedies, powers and privileges of the Lead Secured Party and the Secured Parties under this Guaranty, the Lead Secured Party and the Secured Parties may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:

          (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Debentures pursuant to the terms thereof;

          (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Debentures, any Transaction Document or any such other instrument or any term or provision of the foregoing pursuant to the terms thereof;

          (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Transaction Document, all or any part of the Debentures or any collateral now or in the future serving as security for the Debentures;

          (iv) accept or receive (including from any other guarantor) partial payments or performance on the Debentures (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

          (v) accept, receive and hold any additional collateral for all or any part of the Debentures (including from any other guarantor);

          (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other guarantor) for or relative to all or any part of the Debentures;

          (vii) apply any collateral or the proceeds of any collateral or guarantee (including any letter of credit or the obligations of any other guarantor) to all or any part of the Debentures in such manner and extent as the Lead Secured Party or any Secured Party may in its discretion determine;

          (viii) release any Person (including any other guarantor) from any personal liability with respect to all or any part of the Debentures;

          (ix) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Lead Secured Party or the Secured Parties may determine or as applicable law may dictate all or any part of the Debentures or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Debentures (including with any other guarantor);

          (x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the existence of the Issuers or any other Person (including any other guarantor);

          (xi) proceed against the Issuers, the Guarantor or any other guarantor of all or any part of the Debentures or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Lead Secured Party and the Secured Parties under the Transaction Documents or otherwise in such order and such manner as the Lead Secured Party or any Secured Party may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any right, remedy, power or privilege (other than against Collateral) before proceeding to call upon or otherwise enforce this Guaranty as to the Guarantor;

          (xii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Debentures and apply the proceeds of such receivership as the Lead Secured Party or any Secured Party may in its discretion determine (it being agreed that nothing in this clause (xii) shall be deemed to make the Lead Secured Party or any Secured Party a party in possession in contemplation of law, except at its option); and

          (xiii) do all or any combination of the actions set forth in this
Section 2.02(a).

     (b) The enforceability and effectiveness of this Guaranty and the liability of the Guarantor and the rights, remedies, powers and privileges of the Lead Secured Party and the Secured Parties under this Guaranty shall not be affected, limited, reduced, discharged or terminated, and the Guarantor hereby expressly waives to the fullest extent not prohibited by applicable law any defense now or in the future arising (other than a defense that the Debentures have been paid in full in cash), by reason of:

          (i) the illegality, invalidity or unenforceability of all or any part of the Debentures, any Transaction Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Debentures;

          (ii) [Reserved.]

          (iii) the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Debentures or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Debentures;

          (iv) [Reserved.]

          (v) any failure of the Lead Secured Party or any Secured Party to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Debentures) for all or any part of the Debentures to the Issuers, the Guarantor or any other Person or any defect in, or any failure by the Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

          (vi) any failure of the Lead Secured Party or any Secured Party to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Debentures;

          (vii) [Reserved.]

          (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;

          (ix) the possibility that the obligations of the Issuers to the Lead Secured Party and the Secured Parties may at any time and from time to time exceed the aggregate liability of the Guarantor under this Guaranty;

          (x) [Reserved.]

          (xi) any failure of the Lead Secured Party or any Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person.

          (xii) the election by the Lead Secured Party or any Secured Party in any bankruptcy proceeding of any Person, of the application or nonapplication of
Section 1111(b)(2) of the Bankruptcy Code;

          (xiii) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code;

          (xiv) any use of cash collateral under Section 363 of the Bankruptcy Code;

          (xv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

          (xvi) the avoidance of any Lien in favor of the Lead Secured Party or any Secured Party for any reason;

          (xvii) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Debentures (or any interest on all or any part of the Debentures) in or as a result of any such proceeding; or

          (xviii) any action taken by the Lead Secured Party or any Secured Party, whether similar or dissimilar to any of the foregoing, that is authorized by this Section 2.02 or otherwise in this Guaranty or by any other provision of any Transaction Document or any omission to take any such action.

     (c) The Guarantor waives all rights and defenses arising out of an election of remedies by the Lead Secured Party and the Secured Parties (other than Secured Parties' obligations to proceed against Collateral first), other than if that election of remedies, may have destroyed the Guarantor's rights of subrogation and reimbursement against the principal in whole or in part.

     (d) [Reserved.]

     (e) The Guarantor represents and warrants to the Lead Secured Party and the Secured Parties that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Issuers and their properties on a continuing basis and that the Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Issuers and their properties. The Guarantor further represents and warrants that it has reviewed and approved each of the Transaction Documents and is fully familiar with the transaction contemplated by the Transaction Documents and that it will in the future remain fully familiar with such transaction and with any new Transaction Documents and the transactions contemplated by such Transaction Documents. The Guarantor hereby expressly waives and relinquishes any duty on the part of the Lead Secured Party or the Secured Parties (should any such duty exist) to disclose to such or any other guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Issuers or their properties or to any Transaction Document or the transactions undertaken pursuant to, or contemplated by, any such Transaction Document, whether now or in the future known by the Lead Secured Party or any Secured Party.

     (f) The Guarantor intends that its rights and obligations shall be those expressly set forth in this Guaranty and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guaranty.

     (g) Nothing in this Guaranty amends, modifies or otherwise affects any agreement between the Issuers, the Lead Secured Party and the Secured Parties regarding the amendment of, modification of or supplement to any Transaction Document.

     2.03. Understanding With Respect to Waivers and Consents. The Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such or any other guarantor otherwise may have against the Issuers, the Lead Secured Party, any Secured Party or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent not prohibited by law.

     2.04. Subrogation. The Guarantor hereby agrees that, until the payment and satisfaction in full of all of the Debentures and the expiration and termination of the commitments of the Secured Parties under the Transaction Documents, it shall not exercise any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising (whether by contract or operation of law, including under the Bankruptcy
Code) against the Issuers or any other guarantor of all or any part of the Debentures or any collateral for all or any part of the Debentures by reason of any payment or other performance pursuant to the provisions of this Guaranty and, if any amount shall be paid to the Guarantor on account of such rights, remedies, powers or privileges, it shall hold such amount in trust for the benefit of, and pay the same over to, the Lead Secured Party (for the benefit of the Secured Parties) on account of the Debentures. The Guarantor understands that the exercise by the Lead Secured Party or any Secured Party of any right, remedy, power or privilege that it may have under the Transaction Documents, any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations or otherwise may affect or eliminate such or any other guarantor's right of subrogation or similar recovery against the Issuers, any other guarantors or any collateral and that the Guarantor may therefore incur partially or totally nonreimbursable liability under this Guaranty. Nevertheless, the Guarantor hereby authorizes and empowers the Lead Secured Party and the Secured Parties to exercise, in its or their sole discretion, any combination of such rights, remedies, powers and privileges.

     2.05. Reinstatement. The obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Issuers, any other guarantor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Debentures) in respect of all or any part of the Debentures is rescinded or must be otherwise restored by any holder of such Debentures, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Guarantor agrees that it will indemnify the Lead Secured Party and each Secured Party on demand for all costs and expenses (including fees and expenses of counsel) incurred by the Lead Secured Party or such Secured Party in connection with such rescission or restoration.

     2.06. Remedies. The Guarantor hereby agrees that, between it and the Secured Parties, the obligations of the Issuers under the Security Agreement and the Aircraft Security Agreements and the other Transaction Documents may be declared to be forthwith (or may become automatically) due and payable as provided in the Security Agreement and the Aircraft Security Agreements for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Issuers) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Issuers) shall forthwith become due and payable for purposes of Section 2.01.

     2.07. Separate Action. Subject to the Secured Parties' obligation to proceed against Collateral first, the Lead Secured Party may bring and prosecute a separate action or actions against the Guarantor (or any one of them) whether or not any Issuer, any other guarantor or any other Person is joined in any such action or a separate action or actions are brought against any Issuer, any other guarantor, any other Person, or any collateral for all or any part of the Debentures. The obligations of the Guarantor under, and the effectiveness of, this Guaranty are not conditioned upon the existence or continuation of any other guarantee (including any letter of credit) of all or any part of the Debentures. By its acceptance hereof, each Secured Party agrees that this Guaranty may be enforced only by action of the Lead Secured Party upon the instructions of the Secured Parties and that no Secured Party shall have any right individually to seek to enforce this Guaranty.

     2.08. Subordination of Indebtedness of the Issuers. The Guarantor agrees that any indebtedness of the Issuers now or in the future owed to the Guarantor is hereby subordinated to the Debentures. Other than with respect to any right Guarantor has to receive compensation in the nature of employment related services, if the Lead Secured Party so requests after the occurrence and during the continuation of an Event of Default, any such indebtedness shall be collected, enforced and received by the Guarantor as trustee for the Lead Secured Party and shall be paid over to the Lead Secured Party (for the benefit of the Secured Parties) in kind on account of the Debentures. If, after the Lead Secured Party's request, the Guarantor fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to the Lead Secured Party, the Lead Secured Party as the Guarantor's attorney-in-fact may do such acts and sign such documents in the Guarantor's name and on the Guarantor's behalf as the Lead Secured Party considers necessary or desirable to effect such collection, enforcement or payment, the Lead Secured Party being hereby appointed the Guarantor's attorney-in-fact for such purpose.

     2.09. Limitation on Guarantee.

          (a) If under any applicable law (including without limitation state and Federal fraudulent transfer laws) the obligations of the Guarantor under
Section 2.01 would otherwise be held or determined to be void, invalid or unenforceable or if the claims of the Secured Parties in respect of such obligations would be subordinated to the claims of any other creditors on account of the Guarantor's liability under Section 2.01, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor, any Secured Party, the Lead Secured Party or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

          (b) The Secured Parties agree to cause the Lead Secured Party to release this Guaranty when the Debentures are paid in full.

     2.10. Revocation. To the fullest extent not prohibited by law, the Guarantor hereby waives all right of revocation with respect to the Debentures.

     2.11. Right to Offset Balances. The Guarantor agrees that, in addition to (and without any limitation of) any right of set-off, banker's lien or counterclaim any Secured Party may otherwise have, each Secured Party shall be entitled, at its option, to offset balances held by it for the account of the Guarantor at any of its offices, in dollars or in any other currency, against any obligations of the Issuers to such Secured Party after the occurrence and during the continuance of an Event of Default (regardless of whether such balances are then due to the Guarantor). Any Secured Party so entitled shall promptly notify the applicable Guarantor and the Secured Parties of any offset effected by it; provided that such Secured Party's failure to give such notice shall not affect the validity of such offset or the obligations of the Guarantor hereunder or under any other Transaction Document.

     SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GUARANTOR. The Guarantor represents and warrants to the Lead Secured Party and each of the Secured Parties that each of the following statements is accurate and complete as of the date of this Guaranty:

          (c) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally;

          (d) the execution, delivery and performance of this Guaranty do not
(i) violate any requirement of law, (ii) contravene any provision of any contractual obligation, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any property, asset or revenue of the Guarantor;

          (e) all consents, approvals, orders and authorizations of, and registrations, declarations and filings with, any governmental authority or other person or entity (including, without limitation, the shareholders, members or partners of any entity), if any, which are required to be obtained in connection with the execution and delivery of this Guaranty or the performance of the Guarantor's obligations hereunder have been obtained, and each is in full force and effect;

          (f) the Guarantor has paid all taxes and other charges imposed by any governmental authority due and payable by the Guarantor other than those which are being challenged in good faith by appropriate proceedings;

          (g) the Guarantor is not in violation of any requirement of law or contractual obligation other than any violation the consequences of which could not have a Material Adverse Effect on the Guarantor's ability to perform its obligations hereunder; and

          (h) no action, proceeding, investigation or litigation is pending or, to the knowledge of the Guarantor, overtly threatened against the Guarantor by any person or entity which, if adversely determined, could have a Material Adverse Effect.

     SECTION 4. MISCELLANEOUS PROVISIONS.

     4.01. Waiver. No waiver of any breach or default or any right under this Guaranty shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

     4.02. Notices. Whenever notice is required to be given under this Guaranty, unless otherwise provided herein, such notice shall be given in accordance with
Section 9(f) of the Securities Purchase Agreement. The Secured Parties shall provide the Guarantor with prompt written notice of all actions taken pursuant to this Guaranty, including in reasonable detail a description of such action and the reason therefor.

     4.03. Expenses, Etc. The Guarantor agrees to pay or to reimburse the Lead Secured Party and the Secured Parties for all costs and expenses (including fees and expenses of counsel) that may be incurred by the Lead Secured Party or the Secured Parties in any effort to enforce any of the obligations of the Guarantor under this Guaranty, whether or not any lawsuit is filed, including all such costs and expenses (and attorneys' fees and expenses) incurred by the Lead Secured Party and the Secured Parties in any bankruptcy, reorganization, workout or similar proceeding. All amounts due under this Guaranty (including under Section 2.01) and not paid when due shall bear interest until paid.

     4.04. Amendments, Etc. This Guaranty may be amended, supplemented, or otherwise modified only by the written consent of the Secured Parties.

     4.05. Assignment, Successors and Assigns. None of Lead Secured Party, Secured Parties, or Guarantor may assign or transfer its rights and obligations under this Guaranty except as permitted by the Transaction Documents or otherwise with the out prior written consent of the Secured Parties (which consent shall not unreasonably be withheld). The provisions hereof shall be binding upon each party hereto, and each or its successors and permitted assigns.

     4.06. Survival. All representations and warranties made in this Guaranty or in any certificate or other document delivered pursuant to or in connection with this Guaranty shall survive the execution and delivery of this Guaranty or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

     4.07. ENTIRE AGREEMENT. THIS GUARANTY REPRESENTS THE COMPLETE AND FINAL AGREEMENT AMONG THE GUARANTOR AND THE LEAD SECURED PARTY AND SUPERSEDES ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTOR, THE LEAD SECURED PARTY AND THE SECURED PARTIES.

     4.08. Severability. In the event any provision of this Guaranty is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Guaranty shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Guaranty is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Guaranty and without affecting the validity or enforceability of such provision or the other provisions of this Guaranty in any other jurisdiction.

     4.09. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Guaranty.

     4.10. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Guaranty. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     4.11. Governing Law; Jurisdiction and Venue. This Guaranty shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Guaranty and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this Guaranty or any other agreement, document, or other instrument executed in connection herewith or therewith, shall be brought in any state or federal court located within the City of New York in the State of New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Guaranty, or any other agreement, document, or other instrument executed in connection herewith or therewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

     4.12. Waiver of Jury Trial. THE GUARANTOR AND SECURED PARTIES IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS GUARANTY OR ANY TRANSACTION DOCUMENT.

     4.13. Power of Attorney. The Guarantor hereunder hereby grants to the Issuers an irrevocable power of attorney to act as its attorney-in-fact for the limited purpose of perfecting, exercising and enforcing their rights under this Guaranty, but only after the occurrence and during the continuance of an Event of Default. The Guarantor hereby explicitly acknowledges that the Lead Secured Party has executed and delivered this Guaranty and each other Transaction Document to which it is a party, and has performed its obligations under this Guaranty and each other Transaction Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this Section 4.13.

     4.14. Binding Upon Successor; Death of Guarantor. This Guaranty shall be binding upon the Guarantor and the Guarantor's heirs, successors and assigns and shall inure to the benefit of the Lead Secured Party and each of the Secured Parties and each of their successors and assigns. This Guaranty shall not terminate or be revoked upon the death of the Guarantor, notwithstanding any knowledge by the Lead Secured Party or any Secured Party of the Guarantor's death.

     4.15. Advice of Counsel. THE GUARANTOR ACKNOWLEDGES THAT THE GUARANTOR HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first above written.

                                         GUARANTOR:


                                         JOHN SAWYER,
                                         an individual
                                         /s/ John B. Sawyer
                                         ---------------------------------------

ACKNOWLEDGED AND AGREED
as of the date of this Guaranty Agreement first above written.


VICTORY PARK MASTER FUND, LTD.
AS LEAD SECURED PARTY

By: /s/ Richard Levy
------------------------------------
Name:   Richard Levy
Title:  Sole Member